FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“Amendment”) is entered into on April 19, 2005, by and between WORKSTAGE-OREGON, LLC, a Michigan limited liability company (“Landlord”), and ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation (“Tenant”).

RECITALS

A.         Landlord and Tenant entered into a Lease Agreement dated January 24, 2005 (the “Lease”), by which Tenant leased from Landlord certain Premises described therein. References herein to the Lease shall include this Amendment where the context requires. Capitalized terms not defined herein shall have the same meaning as set forth in the Lease.

B.         By this Amendment, Landlord and Tenant desire to amend the Lease to revise the legal description of the Premises.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the above recitals, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.          Recitals. The foregoing recitals are true and correct and incorporated herein by this reference.

2.          Amendment of Legal Description. Exhibit “A” attached hereto is hereby substituted in place of Exhibit “A” to the Lease.

3.	Miscellaneous.

3.1        The Lease as modified herein remains in full force and effect and is hereby ratified by Landlord and Tenant. In the event of any conflict between any other part of the Lease and this Amendment, the terms and conditions of this Amendment shall control. To the extent that this Amendment may have been executed following any effective dates set forth herein, said effective dates are hereby ratified, confirmed and approved.

3.2        This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

3.3        This Amendment contains the entire agreement of Landlord and Tenant with respect to the subject matter hereof, and may not be amended or modified except by an instrument executed in writing by Landlord and Tenant.

1 – FIRST AMENDMENT TO LEASE

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The parties have executed this Amendment on the date first above written.
LANDLORD: WORKSTAGE-OREGON, LLC, a Michigan limited liability company By: /s/ JOHN C. COTTRELL Its: John C. Cottrell, President Date: March 18, 2005	TENANT: ROYAL CARIBBEAN CRUISES LTD., a Liberian corporation By: /s/ THOMAS F. MURRILL Its: VP, Chief HR Officer Date: April 19, 2005

Exhibits (1):

Exhibit “A” – Legal Description for Premises

2 – FIRST AMENDMENT TO LEASE

pdx/112037/138180/KMP/1270609.1

EXHIBIT A

LEGAL DESCRIPTION

A UNIT OF LAND SITUATED IN THE ELIJAH W. RHEA DONATION LAND CLAIM (DLC) NUMBER 44 AND BEING LOCATED IN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF SECTION 15, TOWNSHIP 17 SOUTH, RANGE 3 WEST OF THE WILLIAMETTE MERIDIAN IN THE CITY OF SPRINGFIELD, LANE COUNTY, OREGON AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEING (A) ALL OF THE LANDS CONVEYED TO THE CITY OF SPRINGFIELD IN THAT CERTAIN WARRANTY DEED RECORDED APRIL 3, 1992 IN REEL 1753R AT RECEPTION NUMBER 9218243 IN THE LANE COUNTY OREGON DEED RECORDS, TOGETHER WITH (B) A PORTION OF THE LANDS CONVEYED TO THE CITY OF SPRINGFIELD IN THAT CERTAIN DEED RECORDED MARCH 6, 1992 IN REEL 1748R AT RECEPTION NUMBER 9212917 IN THE LANE COUNTY OREGON DEED RECORDS. THE PERIMETER OF SAID PORTIONS BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LAND CONVEYED BY SAID REEL 1753R AT RECEPTION NUMBER 9218243, SAID CORNER LIES AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY OF INTERSTATE HIGHWAY NO. I-5 AND THE SOUTH LINE OF THE ELIJAH A. RHEA DLC NO. 44, IN SECTION 15, TOWNSHIP 17 SOUTH, RANGE 3 WEST OF THE WILLIAMETTE MERIDIAN, SAID TRUE POINT OF BEGINNING BEING SOUTH 88°12'58" EAST 1184.28 (NORTH 89°59'46" EAST 1184.28 FEET PER WARRANTY DEED TO CHAMBERS 2000, LLC RECORDED SEPTEMBER 25, 2002 IN INSTRUMENT NO. 2002-074661 OF THE LANE COUNTY OREGON DEED RECORDS) FEET FROM THE SOUTHWEST CORNER OF SAID DLC NO. 44; THENCE ALONG THE EASTERLY RIGHT OF WAY LINE OF SAID INTERSTATE HIGHWAY NO. I-5, NORTH 06°41'50' EAST 1214.69 FEET (SOUTH 04°54'34" WEST 1214.69 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THENCE LEAVING SAID EASTERLY RIGHT OF WAY LINE SOUTH 55°54'57" EAST 480.32 FEET (NORTH 57°42'13" WEST 480.32 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THENCE SOUTH 00°00'39" EAST 99.33 FEET (NORTH 01°47'55" WEST 99.33 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THENCE SOUTH 45°28'57" EAST 200.40 feet (NORTH 47°16'13" WEST 200.40 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE WESTERLY RIGHT OF WAY OF SPORTS WAY (AS DESCRIBED IN DEED OF DEDICATION RECORDED DECEMBER 4, 1973 IN REEL 667R AT RECEPTION NO. 7354193 OF THE LANE COUNTY OREGON DEED RECORDS); THENCE ALONG SAID WESTERLY RIGHT OF WAY, SOUTH 02°02'50" WEST 28.44 FEET (NORTH 00°15'34" EAST 28.44 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC); THENCE LEAVING SAID WESTERLY RIGHT OF WAY LINE AND ALONG A PROJECTION OF THE SOUTHERLY RIGHT OF WAY OF MAPLE ISLAND ROAD (AS DESCRIBED IN DECLARATION OF DEDICATION RECORDED FEBRUARY 27, 2001 IN INSTRUMENT NO. 2001-010245 OF THE LANE COUNTY OREGON DEED RECORDS) AND ITS WESTERLY PROJECTION, SOUTH 88°13'38" EAST

1 – EXHIBIT “A”

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580.13 FEET (SOUTH 89°59'06" WEST 580.13 FEET PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE EAST LINE OF THOSE LANDS DESCRIBED IN SAID RECEPTION NOS. 9212917 AND 9218243; THENCE LEAVING SAID SOUTHERLY LINE AND ALONG THE EAST LINE OF SAID RECEPTION NOS. 9212917 AND 9218243, SOUTH 02°12'16" WEST 619.98 FEET (NORTH 00°25'00" EAST PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE NORTH LINE OF A 70-FOOT WIDE STRIP OF LAND; THENCE ALONG A LINE 70.00 FEET FROM AND PARALLEL WITH THE SOUTH LINE OF SAID DLC NO. 44, NORTH 88°12'58" WEST 583.43 FEET TO A POINT 5.00 FEET WESTERLY OF THE WESTERLY RIGHT OF WAY OF SPORTS WAY DESCRIBED IN DEED DEDICATION TO THE PUBLIC RECORDED ON DECEMBER 4, 1973, IN REEL 667R, RECEPTION NO. 7354193 OF THE LANE COUNTY OREGON DEEDS AND RECORDS; THENCE ALONG A LINE 5.00 FEET FROM AND PARALLEL WITH SAID WESTERLY RIGHT OF WAY, SOUTH 02°02'50" FEET TO THE SOUTH LINE OF SAID DLC NO. 44; THENCE ALONG SAID SOUTH LINE, NORTH 88°12'58" WEST 652.04 FEET (NORTH 89°59'46" EAST PER SAID WARRANTY DEED TO CHAMBERS 2000, LLC) TO THE TRUE POINT OF BEGINNING ALL LYING WITHIN THE CITY OF SPRINGFIELD, LANE COUNTY, OREGON.

TOGETHER WITH THAT CERTAIN EASEMENT GRANTED BY THE CITY OF SPRINGFIELD, A MUNICIPAL CORPORATION, TO WORKSTAGE – OREGON, LLC, A MICHIGAN LIMITED LIABILITY COMPANY DATED JANUARY 31, 2005, RECORDED FEBRUARY 02, 2005, AS DOCUMENT NO. 2005-008476, LANE COUNTY DEEDS RECORDS.

2 – EXHIBIT “A”

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